Exhibit 99.1

Unaudited Pro Forma Consolidated Financial Information

Condor Hospitality Trust, Inc.

Pro Forma Consolidated Balance Sheet

As of March 31, 2015

(Unaudited, Amounts in Thousands Except per Share Data)

The accompanying unaudited pro forma consolidated balance sheet as of March 31, 2015 for the Company presents the disposition of two non-core hotel properties as if the disposition occurred on March 31, 2015. On July 13, 2015, the Company closed on the sale of the two hotel properties.

This unaudited pro forma consolidated balance sheet should be read in conjunction with (i) the Company’s unaudited financial statements as of and for the three months ended March 31, 2015 included in our Quarterly Report on Form 10-Q, filed with the SEC on May 7, 2015, (ii) the Company’s Current Report on Form 8-K, filed with the Securities and Exchanges Commission on April 17, 2015, related to this disposition, and (iii) the notes to the unaudited pro forma consolidated balance sheet included in this Form 8-K.  In management’s opinion, adjustments necessary to reflect the effects of the disposition have been made based on management’s best estimate.

The following unaudited pro forma consolidated balance sheet is not necessarily indicative of the financial condition of the Company assuming such disposition had been completed as of March 31, 2015, nor is it indicative of the future financial condition of the Company.

	As of March 31, 2015
	(A) Historical	(B) Sale of Hotels	Pro Forma

ASSETS
Investments in hotel properties	$157,154	$-	$157,154
Less accumulated depreciation	63,862	-	63,862
	93,292	-	93,292
Cash and cash equivalents	320	9,776	10,096
Accounts receivable, net of allowance for doubtful accounts	1,397	-	1,397
Prepaid expenses and other assets	5,312	-	5,312
Deferred financing costs, net	1,399	-	1,399
Investment in hotel properties, held for sale, net	37,880	(18,506)	19,374
	$139,600	$(8,730)	$130,870
LIABILITIES AND EQUITY
LIABILITIES
Accounts payable, accrued expenses and other liabilities	$7,793	$-	$7,793
Derivative liabilities, at fair value	15,514	-	15,514
Debt related to hotel properties held for sale	21,162	(8,300)	12,862
Long-term debt	64,532	-	64,532
	109,001	(8,300)	100,701
Redeemable preferred stock
10% Series B	7,662	-	7,662
EQUITY
Shareholders' equity
Preferred stock
8% Series A	8	-	8
6.25% Series C	30	-	30
Common stock	49	-	49
Additional paid-in capital	138,293	-	138,293
Accumulated deficit	(115,814)	(430)	(116,244)
Total shareholders' equity	22,566	(430)	22,136
Noncontrolling interest
Noncontrolling interest in consolidated partnership	371	-	371
Total equity	22,937	(430)	22,507
COMMITMENTS AND CONTINGENCIES
	$139,600	$(8,730)	$130,870

Condor Hospitality Trust, Inc.

Notes and Management’s Assumptions to the

Pro Forma Consolidated Balance Sheet

As of March 31, 2015

(Unaudited, Amounts in Thousands Except per Share Data)

(A)	Represents the Company’s unaudited consolidated balance sheet as of March 31, 2015 as filed in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

(B)

Represents the adjustment to reflect the sale of two hotels, which includes the sale of assets with a net book value of approximately $18.5 million, the repayment of the consolidated mortgage debt with an aggregate principal balance of $8.3 million, and the net proceeds of approximately $10.0 million after the repayment of the debt.

Condor Hospitality Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2015

(Unaudited, Amounts in Thousands Except per Share Data)

The accompanying unaudited pro forma consolidated statement of operations for the three months ended March 31, 2015 for the Company presents the disposition of two non-core hotel properties as if the disposition occurred on January 1, 2015. On July 13, 2015, the Company closed on the sale of the two hotel properties.

This unaudited pro forma consolidated statement of operations should be read in conjunction with (i) the Company’s unaudited financial statements as of and for the three months ended March 31, 2015 included in our Quarterly Report on Form 10-Q, filed with the SEC on May 7, 2015, (ii) the Company’s Current Report on Form 8-K, filed with the Securities and Exchanges Commission on April 17, 2015, related to this disposition, and (iii) the notes to the unaudited pro forma consolidated statement of operations included in this Form 8-K.  In management’s opinion, adjustments necessary to reflect the effects of the disposition have been made based on management’s best estimate.

The following unaudited pro forma consolidated statement of operations is not necessarily indicative of the actual results of the Company assuming such disposition had been completed as of March 31, 2015, nor is it indicative of the results of operations for future periods.

	For the Three Months Ending March 31, 2015
	(A) Historical	(B) Sale of Hotels	Pro Forma
REVENUES
Room rentals and other hotel services	$12,346	$(1,092)	$11,254
EXPENSES
Hotel and property operations	9,988	(966)	9,022
Depreciation and amortization	1,480	(109)	1,371
General and administrative	1,385	-	1,385
Terminated equity transactions	-	-	-
	12,853	(1,075)	11,778
LOSS BEFORE NET GAIN (LOSS) ON DISPOSITIONS OF ASSETS, OTHER INCOME, INTEREST EXPENSE AND INCOME TAXES	(507)	(17)	(524)
Net gain (loss) on dispositions of assets	13	-	13
Unrealized derivative gain	4,823	-	4,823
Other income	95	-	95
Interest expense	(1,527)	344	(1,183)
Loss on debt extinguishment	(7)	-	(7)
Impairment	(777)	862	85
EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,113	1,189	3,302
Income tax expense	-	-	-
EARNINGS (LOSS) FROM CONTINUING OPERATIONS	$2,113	$1,189	$3,302
NET EARNINGS (LOSS) PER COMMON SHARE- BASIC AND DILUTED
EPS Basic - Total	$0.45		$0.71
EPS Diluted - Total	$0.09		$0.14

Weighted Average Common Shares Outstanding
Basic	4,747,012		4,747,012
Diluted	23,506,158		23,506,158

Condor Hospitality Trust, Inc.

Notes and Management’s Assumptions to the

Pro Forma Consolidated Statement of Operations

for the three months ended March 31, 2015

(Unaudited, Amounts in Thousands Except per Share Data)

(A)

Represents the Company’s unaudited consolidated statement of operations for the three months ended March 31, 2015 as filed in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, excluding discontinued operations.

(B)

Represents the classification from continuing operations of the operating results related to the sale of two hotel properties. The reclassification of these hotel properties resulted in an increase of approximately $1.2 million of earnings from continuing operations.

Condor Hospitality Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2014

(Unaudited, Amounts in Thousands Except per Share Data)

This accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2014 for the Company presents the disposition of the sale of two non-core hotel properties as if the disposition occurred on January 1, 2014.  On July 13, 2015, the Company closed on the sale of the two hotel properties.

The unaudited pro forma consolidated statement of operations should be read in conjunction with (i) the Company’s audited financial statements as of and for the year end December 31, 2014 included in our Annual Report on Form 10-K, filed with the SEC on March 23, 2015, (ii) the Company’s Current Report on Form 8-K, filed with the Securities and Exchanges Commission on April 17, 2015, related to this disposition, and (iii) the notes to the pro forma consolidated statement of operations included in this Form 8-K.  In management’s opinion, adjustments necessary to reflect the effects of the disposition have been made based on management’s best estimate.

The following unaudited pro forma consolidated statement of operations is not necessarily indicative of the actual results of the Company assuming such disposition had been completed as of December31, 2014, nor is it indicative of the results of operations for future periods.

	For the Year Ending December 31, 2014
	(A) Historical	(B) Sale of Hotels	Pro Forma
REVENUES
Room rentals and other hotel services	$57,409	$(5,366)	$52,043
EXPENSES
Hotel and property operations	43,256	(4,111)	39,145
Depreciation and amortization	6,437	(623)	5,814
General and administrative	4,192	-	4,192
Terminated equity transactions	76	-	76
	53,961	(4,734)	49,227
EARNINGS (LOSS) BEFORE NET GAIN (LOSS) ON DISPOSITIONS OF ASSETS, OTHER INCOME, INTEREST EXPENSE AND INCOME TAXES	3,448	(632)	2,816
Net gain (loss) on dispositions of assets	1	1	2
Unrealized derivative loss	(14,430)	-	(14,430)
Other income	116	-	116
Interest expense	(7,019)	1,392	(5,627)
Loss on debt extinguishment	(158)	-	(158)
Impairment	(1,269)	-	(1,269)
EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(19,311)	761	(18,550)
Income tax expense	-	-	-
EARNINGS (LOSS) FROM CONTINUING OPERATIONS	$(19,311)	$761	$(18,550)
NET EARNINGS (LOSS) PER COMMON SHARE- BASIC AND DILUTED
EPS Basic - Total	$(4.96)		$(4.69)
EPS Diluted - Total	$(4.96)		$(4.69)

Weighted Average Common Shares Outstanding
Basic	3,897,092		3,897,092
Diluted	3,897,092		3,897,092

Condor Hospitality Trust, Inc.

Notes and Management’s Assumptions to the

Pro Forma Consolidated Statement of Operations

for the year ended December 31, 2014

(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)

Represents the Company’s audited consolidated statement of operations for the year ended December 31, 2014 as filed in our Annual Report on Form 10-K for the year ended December 31, 2014, excluding discontinued operations.

(B)

Represents the classification from continuing operations of the operating results related to the two hotel property sales.  The reclassification of these hotel properties resulted in a reduction of approximately $0.8 million of loss from continuing operations.